UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2005

Captiva Software Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22292	77-0104275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10145 Pacific Heights Boulevard, San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 320-1000

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations attached hereto as Exhibit 99.1 is being filed in connection with the filing of our registration statement on Form S-3 on September 2, 2005 registering the resale of 179,498 shares of our common stock issued in connection with our acquisition of SWT SA on May 27, 2005.

(c)	Exhibits

99.1	Unaudited pro forma condensed combined statement of operations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPTIVA SOFTWARE CORPORATION

By:	/s/ Rick E. Russo
Rick E. Russo
Chief Financial Officer

Date: September 2, 2005

INDEX TO EXHIBITS

99.1	Unaudited pro forma condensed combined statement of operations